--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================
Spectrum Funds

* The U.S. stock market extended its gains in the first half; high-quality U.S. bonds rallied in the second quarter when interest rates declined; and international stocks posted solid gains.

* Spectrum Growth's strong six-month return did not exceed its Lipper peer group, reflecting exposure to some lagging groups-small- and mid-cap U.S. stocks, and some foreign stocks.

* Spectrum Income's six-month return exceeded its Lipper peer group, aided by commitments to strongly performing high-yield bonds and U.S. stocks.

* Spectrum International provided a strong return that slightly trailed its Lipper group, due primarily to weaker results from some Asian holdings and foreign bonds.

* Our near-term as well as long-term outlooks are optimistic, but the Spectrum Funds' broad diversification should serve shareholders well in the event of setbacks in individual markets or market sectors.

Fellow Shareholders
================================================================================

After a dull first quarter in which U.S. stocks eked out a positive return and most bonds declined, both rallied in the second quarter. Stocks were particularly strong, returning 20.61% for the first half, as measured by the Standard & Poor's 500 Stock Index. International stock markets also performed well, while bonds of established foreign markets trailed their U.S. counterparts. The three Spectrum funds provided strong absolute returns during the first half. Spectrum Income outperformed its peer group, while Spectrum Growth and the new Spectrum International trailed their benchmarks.

MARKET ENVIRONMENT
================================================================================

     Market sentiment was dampened in the first quarter by signs of extremely strong economic growth, rising interest rates, and anticipation of a tightening by the Federal Reserve. Indeed, in late March the Fed raised the federal funds rate for the first time in two years. In March and April, the market suffered its worst correction in six years, with the S&P 500 declining nearly 10%. As the second quarter progressed, however, investor confidence recovered and soared. The economy appeared to be slowing, no signs of rising inflation emerged, and there was an increasing conviction that the Fed would not tighten again soon. Nevertheless, performance among the various stock market sectors was uneven, with some sharp though brief declines. For the six-month period, large-cap stocks maintained their lead over mid- and small-cap stocks despite a surge by the latter in the second half.

     [A 3-line chart showing interest rates on the 30-year Treasury bond, 5-year Treasury note, and 90-day Treasury bill from 6/30/96 through 6/30/97]

     On the whole, foreign stock markets performed well, although behind the U.S. market. Emerging markets led the way, especially Latin America (up over 40% for the six months); Europe was strong; and Japan rebounded, helped by a strengthening of the yen versus the dollar. For the first half, however, the dollar's generally strong showing dampened returns on foreign stocks and bonds for U.S. investors.

     The U.S. bond market faltered early in the period after the Fed tightened monetary policy, but staged a comeback as the economy slowed and inflation remained moderate. The Lehman Aggregate Bond Index of investment-grade bonds produced a decent half-year return of 3.09%. High-yield bonds, which are usually more sensitive to the direction of the economy and the stock market than to interest rates, again outperformed their investment-grade counterparts. The First Boston High Yield Index returned 5.85% for the half. Corporate and mortgage-backed bonds outperformed Treasuries.

     The best performance for foreign bonds again came from emerging countries, with the J.P. Morgan Emerging Markets Debt Index posting a robust half-year gain of 11.54%. The bonds of established foreign countries, unable to overcome earlier strength in the dollar, ended in negative territory. The J.P. Morgan Non-U.S. Dollar Government Bond Index returned -3.41% for the six months.

SPECTRUM GROWTH FUND
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                    6 Months         12 Months
--------------------------------------------------------------------------------
Spectrum Growth Fund                        11.10%            21.98%
Lipper Growth & Income
Fund Index                                  15.93             29.00
================================================================================

     The fund provided strong absolute returns for both the 6- and 12-month periods ended June 30. However, performance relative to our peer group was disappointing in both periods due to our greater exposure to foreign stocks and small companies. While foreign stocks produced solid gains, they lagged the surging U.S. market. Small-cap stocks generated good returns, but our exposure to the market via the New Horizons Fund did not fare as well.

     Over the last six months, the fund benefited from the leadership of large-cap stocks through its positions in the Equity Income, Growth & Income, Growth Stock, and New Era Funds, which posted returns ranging between 10% and 15%. Since foreign stocks were not quite as strong as U.S. stocks, relative performance was hampered somewhat by our 30% exposure abroad, including a maximum 20% allocation to the International Stock Fund. However, the principal reason for relative underperformance was our 16% position in small-cap growth stocks, as they were hit especially hard earlier in the year and corrected more severely than small-cap value stocks.

     [A pie chart showing Spectrum Growth's Security Diversification as of 6/30/97Domestic stocks 62%, International stocks 30%, Bonds 1%, Money markets 8%.]

     As usual, we made only minor adjustments in allocations to the underlying funds. As the economy showed signs of slowing, we trimmed exposure to small-cap stocks and redirected the proceeds to larger companies by increasing our investment in the Equity Income Fund from 14.0% to 14.5%. (Allocations to the underlying funds are shown in the table following this letter.) We continued to maintain a substantial commitment to foreign stocks because, in our opinion, they represent better value right now than their domestic counterparts and are also a potential offset to volatility in the domestic stock market.

SPECTRUM INCOME FUND
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                      6 Months         12 Months
--------------------------------------------------------------------------------
Spectrum Income Fund                           5.03%            11.91%
Lipper General Bond
Funds Average                                  4.08             10.77
================================================================================

     Your fund was again helped by its exposure to high-yield bonds and to large U.S. stocks through our investment in the Equity Income Fund. As a result, Spectrum Income posted solid returns for the 6- and 12-month periods ended June 30, outperforming its peer group in both periods, as shown above.

     Over the last six months, we slightly increased our exposure to high-yield bonds to 18% of net assets (as shown in the pie chart), primarily through our position in the High Yield Fund. This proved beneficial as this fund was the best performer for the six months-up 6.64%-among Spectrum's underlying bond funds. We maintained a maximum exposure to the GNMA Fund, since mortgage-backed securities have been doing well while mortgage prepayments remained relatively low. And, of course, our exposure to the domestic stocks provided the biggest boost as the Equity Income Fund gained 14.7%.

     While we are pleased with the performance of U.S. stocks, we remind investors that Spectrum Income does not attempt to aggressively time markets or chase hot-performing sectors. Our goal is to provide a broadly diversified portfolio in the belief that it will provide superior returns over the long haul with reduced risk. The primary purpose of our position in the Equity Income Fund is to provide diversification in an otherwise fixed income portfolio; it is not a bet on the stock market. We adjust the portfolio mix gradually and in small increments, keeping an eye on longer-term trends rather than on short-term developments. For instance, our exposure to stocks has remained steady over the past year at around 14% of net assets.

     [A pie chart showing Security Diversification by security as of 6/30/97. High-Grade Bonds 50%, High-Yield Bonds18%, International Bonds 7%, Stocks 14%, Money Markets 11%.]

     We adjusted the portfolio mix minimally over the last six months. Earlier in the year, we moved about 1.5% of assets out of the Short-Term Bond Fund because of the increased risk of rising short-term interest rates. This proved timely, as these rates rose in anticipation of a Fed tightening, which arrived in March. We redeployed the assets into high-yield and foreign bonds. While our high-yield holdings helped fund performance, our position in international bonds hampered results as the dollar gained against most foreign currencies, leading to negative returns on these securities.

SPECTRUM INTERNATIONAL FUND
================================================================================

     We would like to welcome all shareholders to this new member of the Spectrum family. The fund was launched at the beginning of 1997 and got off to a great start, posting a double-digit return for its first six months. However, the fund underperformed its peer group due mainly to the poor showing of its Asian holdings outside of Japan and to weakness in high-quality foreign bonds.


================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Period Ended 6/30/97                                                   6 Months
--------------------------------------------------------------------------------
Spectrum International Fund                                              11.20%
Lipper International Funds Average                                       12.53
================================================================================

     The fund's asset allocation did not change during its first six months of operation; overall, we had about 90% in foreign stock funds and the balance in foreign bond funds. Performance was enhanced by our 11% exposure to the strongly performing Latin American markets, particularly Brazil (5% of the fund's net assets). Our major focus was Europe, with a 52% commitment of net assets. This was the best-performing region after Latin America. Our European position reflects our investments in the International and European Stock Funds. The fund benefited from our exposure to Japanese stocks (20% of net assets), as that market rebounded from its recent woes, partly on the strength of the yen versus the dollar. Our holdings in less-developed markets, achieved primarily through investments in the Latin America, Emerging Markets Stock, and European Stock Funds, were also positive contributors as stocks in many of these markets performed well.

     A pie chart showing Geographical Diversification as of 6/30/97 (Japan 20%, Far East 10%, Latin America 11%, Europe 52%, Other and reserves 7%.)

     Relative performance would have been enhanced by a larger exposure to Latin America. The markets of Southeast Asia continued to disappoint, as illustrated by the New Asia Fund's slightly negative return. Our modest commitment to bonds was something of a wash, since high-quality bonds, represented by the International Bond Fund, were weak, while lower-quality (emerging markets) were strong.

     As with the other Spectrum Funds, the purpose of Spectrum International is not to chase current stock performance around the world but to invest across a wide range of international securities, including bonds, in the belief that broad diversification will provide superior returns with less risk over the long term. Consequently, the fund will always remain well diversified, with gradual allocation adjustments that reflect our assessment of longer-term trends rather than short-term market developments.

OUTLOOK
================================================================================

     Because it is hard to point to anything in the near term that might undermine the almost-perfect investing environment in the U.S., we believe stocks will make further progress. History suggests, however, that these consistently high returns are unlikely to be sustained. Bonds should also provide solid returns as long as inflation does not pick up, thereby causing the Fed to clamp down. Overseas, we expect attractive overall stock returns but perhaps not as strong as in the first half. Foreign bond returns should be positive, but will reflect the dollar's volatility and whether rates decline further in Europe.

     With their broad diversification across many types of markets around the world, the Spectrum Funds are well positioned to achieve long-term growth without the volatility that can accompany funds with narrower investment programs.

     Again, we welcome all shareholders in the new Spectrum International Fund. We will work hard on behalf of all Spectrum investors to achieve the funds' objectives.

Respectfully submitted,

/s/

Peter Van Dyke
President and Chairman of the Investment Advisory Committee

July 22, 1997

================================================================================
Changes In The Spectrum Funds
--------------------------------------------------------------------------------

     On July 21, 1997, the Spectrum Funds' Board of Directors voted to implement some changes to the three Spectrum Funds as of August 18, 1997.

     Last April, the shareholders of each fund voted to allow the Board to change certain policies of the Spectrum Growth and Spectrum Income Funds from "fundamental" (requiring a shareholder vote to change) to "operating" (requiring Board approval but no shareholder vote). The vote totals are listed on the inside back cover of this report. Specifically, these changes related to: 1) the selection of T. Rowe Price funds in which Spectrum Growth and Spectrum Income can invest, a nd 2) the minimum and maximum percentages of each Spectrum Fund's assets that can be invested in each underlying fund.

     The changes give each fund the same degree of flexibility and discretion in selecting the types and amounts of underlying investments enjoyed by other T. Rowe Price funds, consistent with their particular goals and programs. Last year, Congress amended legislation and the Securities and Exchange Commission liberalized its position regarding funds like Spectrum, so we acted to take advantage of this additional investment flexibility. Shareholders will be informed of any changes in the annual prospectus mailing and the shareholder reports.

     Effective August 18, the Spectrum Growth, Income, and International Funds will replace the Prime Reserve Fund with the Summit Cash Reserves Fund as their primary money market vehicle. Summit Cash Reserves is managed in the same manner as Prime Reserve, but its high minimum balance requirement and resulting lower expense ratio enables it to have a higher yield.

     The Spectrum Board also approved further changes. Specifically, Spectrum Growth Fund will add two T. Rowe Price funds to its roster of underlying funds, neither of which existed when Spectrum was originally launched:

* Blue Chip Growth, which seeks long-term capital appreciation through investments in the common stocks of large and medium-sized blue chip companies with potential for above-average earnings growth; and

* Mid-Cap Value, which seeks long-term appreciation through investments in mid-size companies whose stocks appear undervalued.

     The first will give Spectrum Growth additional exposure to large-cap growth companies, while the second will give the fund a way to participate directly in the fast-growing mid-cap market sector. These moves will enhance the diversification of Spectrum Growth Fund. The Board also amended the allowable investment limits in most of the underlying funds, as shown in the table on the next page.

     The Board elected to add two funds to Spectrum Income's investment mix:

* U.S. Treasury Long-Term Fund, which seeks a high level of income from investments in U.S. government-backed securities, primarily long-term U.S. Treasuries; and

*    Emerging   Markets  Bond  Fund,   which  seeks  high  current   income  and
     appreciation by investing primarily in high-yielding, high-risk government and corporate debt securities of less-developed countries.

     The long-term Treasury fund gives Spectrum Income greater sensitivity to U.S. interest rate movements, while emerging market bonds provide a means of participating in an expanding sector of the global bond market. While these funds have a high risk/reward profile, they should enhance the fund's diversification benefits.

     The minimum and maximum amounts of Spectrum Income's assets that can be invested in the new funds are shown in the table, together with the investment ranges of the current underlying funds, which will not change.

                                                     Minimum-Maximum Allocations
                                                                  New (effective
Underlying Fund                                     Current             8/18/97)
---------------                                     -------       --------------
SPECTRUM GROWTH FUND
Prime Reserve * ...........................          0 - 25%           no change
New Era ...................................          10 - 25             0 - 15%
Equity Income .............................           5 - 20          7.5 - 22.5
Growth & Income ...........................           5 - 20          7.5 - 22.5
Growth Stock ..............................          15 - 30              5 - 20
New Horizons ..............................          10 - 25           no change
International Stock .......................           5 - 20             10 - 25
Blue Chip Growth ..........................               --              5 - 20
Mid-Cap Value .............................               --              0 - 15

SPECTRUM INCOME FUND
Prime Reserve * ...........................          5 - 30%             0 - 25%
Short-Term Bond ...........................           0 - 15           no change
GNMA ......................................           5 - 20           no change
New Income ................................          15 - 30           no change
High Yield ................................          10 - 25           no change
International Bond ........................           5 - 20           no change
Equity Income .............................          10 - 25           no change
U.S. Treasury Long-Term ...................               --              0 - 15
Emerging Markets Bond .....................               --              0 - 10

*    After 8/18/97, applies to Summit Cash Reserves.
================================================================================

     The Board's changes will result in slight alterations to each fund's expense ratio range. The new ranges are as follows: Spectrum Income 0.70% to 0.86%; Spectrum Growth 0.73% to 0.97%; and Spectrum International 0.76% to 1.30%.

     Note:   This  updates   information   in  the  "Fund,   Market,   and  Risk
Characteristics" section of your Spectrum Funds prospectus dated May 1, 1997; you should file it with your fund records.

T. Rowe Price Spectrum Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                          12/31/96      6/30/97
Spectrum Income Fund
Price Per Share $ ....................................       11.20    $   11.40
Dividends Per Share
    For 6 months .....................................        0.36         0.35
    For 12 months ....................................        0.71         0.71
Dividend Yield *
    For 6 months .....................................        6.47%        6.46%
    For 12 months ....................................        6.59         6.57
Weighted Average Maturity (years) ** .................        8.0          8.1
Weighted Average Effective Duration (years) ** .......        4.2          4.0
Weighted Average Quality *** .........................         AA-          AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Excludes Equity Income Fund.
***  Based on T. Rowe Price research; excludes Equity Income Fund.
================================================================================

T. Rowe Price Spectrum Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
                                                                      Percent of
(Of the combined underlying funds at 6/30/97)                         Net Assets
                                                                         6/30/97
Spectrum Growth Fund
--------------------------------------------------------------------------------
Royal Dutch Petroleum .......................................             1.2%
GE ..........................................................             0.7
Corning .....................................................             0.7
Atlantic Richfield ..........................................             0.6
Texaco ......................................................             0.5
Cooper Cameron ..............................................             0.5
Mobil .......................................................             0.5
Novartis ....................................................             0.5
Newmont Mining ..............................................             0.4
Pfizer ......................................................             0.4
--------------------------------------------------------------------------------
Total .......................................................             6.0%

Spectrum International Fund
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras ................................             4.8%
Sankyo ......................................................             1.8
Royal Dutch Petroleum .......................................             1.7
Novartis ....................................................             1.4
SmithKline Beecham ..........................................             1.4
Wolters Kluwer ..............................................             1.3
NEC .........................................................             1.2
National Westminster Bank ...................................             1.2
Kyocera 1.1
Sony ........................................................             1.1
--------------------------------------------------------------------------------
Total .......................................................            17.0%
================================================================================

T. Rowe Price Spectrum Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TARGET ALLOCATIONS for Underlying funds
    Minimum-    Target at
    Maximum 6/30/97

Spectrum Growth Fund
--------------------------------------------------------------------------------
Prime Reserve ..................................           0-25%            0.0%
Equity Income ..................................           5-20            14.5
Growth & Income 5-20 ...........................                           14.5
Growth Stock ...................................           15-30           23.0
New Era 10-25 ..................................                           12.0
International Stock 5-20 .......................                           20.0
New Horizons ...................................           10-25           16.0

Spectrum Income Fund
--------------------------------------------------------------------------------
Prime Reserve ..................................           5-30             5.0
Short-Term Bond 0-15 ...........................                            2.0
GNMA ...........................................           5-20            20.0
New Income .....................................           15-30           30.0
High Yield .....................................           10-25           20.0
International Bond .............................           5-20             8.0
Equity Income ..................................           10-25           15.0

Spectrum International Fund
--------------------------------------------------------------------------------
International Stock 35-65 ......................                           50.0
European Stock .................................           0-30            20.0
Japan ..........................................           0-30             8.0
New Asia .......................................           0-20             6.0
Latin America ..................................           0-15             3.0
Emerging Markets Stock .........................           0-20             3.0
International Bond .............................           0-20             5.0
Emerging Markets Bond ..........................           0-15             5.0
===============================================================================

T. Rowe Price Spectrum Funds
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Spectrum Growth Fund SEC chart shown here]


[SPectrum Income Fund SEC chart shown here]


[Spectrum International Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 6/30/97               1 Year     5 Years      Inception       Date
--------------------------------------------------------------------------------
Spectrum Growth Fund                 21.98%      18.45%         15.08%   6/29/90
Spectrum Income Fund                 11.91        9.03          10.17    6/29/90
Spectrum International Fund              -           -          11.20*  12/31/96

*    Unannualized return.
     Investment return represent past performance and will vary. Shares of the funds may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Spectrum Growth Fund
===================================================================================================================================
Unaudited                                                                            For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
NET ASSET VALUE
Beginning of period ...............      $    15.13     $    13.49     $    11.13     $    11.87     $    10.54     $    10.53
Investment activities
    Investment income .............            0.05           0.20           0.21           0.17           0.16           0.20
    Net realized and
    unrealized gain (loss) ........            1.63           2.57           3.12          (0.01)          2.05           0.56
    Total from
    investment activities .........            1.68           2.77           3.33           0.16           2.21           0.76
Distributions
    Investment income .............            --            (0.20)         (0.21)         (0.17)         (0.16)         (0.20)
    Net realized gain .............            --            (0.93)         (0.76)         (0.73)         (0.72)         (0.55)
    Total distributions ...........            --            (1.13)         (0.97)         (0.90)         (0.88)         (0.75)
NET ASSET VALUE
End of period .....................      $    16.81     $    15.13     $    13.49     $    11.13     $    11.87     $    10.54
Ratios/Supplemental Data
Total return ......................           11.10%         20.53%         29.96%          1.40%         20.98%          7.24%
Ratio of expenses to
average net assets ................            0.00%*         0.00%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment
income to average
net assets ........................            0.70%+         1.58%          1.81%          1.60%          1.57%          2.15%
Portfolio turnover rate ...........             2.8%+          2.9%           7.4%          20.7%           7.0%           7.9%
Net assets, end of period
(in millions) .....................      $    2,433     $    2,104     $    1,358     $      879     $      585     $      355
====================================================================================================================================

+    Annualized.
*    See Note 3. The annualized  weighted  average expense ratio of the underlying funds was 0.81% for the six months ended June 30,
     1997.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
====================================================================================================================================
Unaudited                                                                             For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
NET ASSET VALUE
Beginning of period ...............      $    11.20     $    11.24     $    10.11     $    11.11     $    10.70     $    10.73
Investment activities
    Investment income .............            0.35           0.71           0.72           0.69           0.69           0.76
    Net realized and
    unrealized gain (loss) ........            0.20           0.11           1.16          (0.90)          0.60           0.05
    Total from
    investment activities .........            0.55           0.82           1.88          (0.21)          1.29           0.81
Distributions
    Investment income .............           (0.35)         (0.71)         (0.72)         (0.69)         (0.69)         (0.76)
    Net realized gain .............            --            (0.15)         (0.03)         (0.10)         (0.19)         (0.08)
    Total distributions ...........           (0.35)         (0.86)         (0.75)         (0.79)         (0.88)         (0.84)
NET ASSET VALUE
End of period .....................      $    11.40     $    11.20     $    11.24     $    10.11     $    11.11     $    10.70
Ratios/Supplemental Data
Total return ......................            5.03%          7.64%         19.41%         (1.94)%        12.36%          7.84%
Ratio of expenses to
average net assets ................            0.00%*         0.00%          0.00%          0.00%          0.00%          0.00%
Ratio of net investment
income to average
net assets ........................            6.36%+         6.46%          6.43%          6.48%          6.19%          7.10%
Portfolio turnover rate ...........             6.0%+         17.6%          20.2%          23.1%          14.4%          14.2%
Net assets, end of period
(in millions) .....................      $    1,616     $    1,356     $      987     $      625     $      588     $      376
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
*    See Note 3. The annualized  weighted  average expense ratio of the underlying funds was 0.78% for the six months ended June 30,
     1997.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
================================================================================
Unaudited                          For a share outstanding throughout the period
================================================================================
Financial Highlights
--------------------------------------------------------------------------------
                                                                        12/31/96
                                                                         Through
                                                                         6/30/97
NET ASSET VALUE
Beginning of period ....................................            $   10.00
Investment activities
    Investment income ..................................                 0.02
    Net realized and
    unrealized gain (loss) .............................                 1.10~
    Total from
    investment activities ..............................                 1.12
NET ASSET VALUE
End of period ..........................................            $   11.12
Ratios/Supplemental Data
Total return ...........................................                11.20%
Ratio of expenses to
average net assets .....................................                 0.00%*
Ratio of net investment
income to average
net assets .............................................                 0.66%+
Portfolio turnover rate ................................                  1.3%+
Net assets, end of period
(in thousands) .........................................            $  49,155
--------------------------------------------------------------------------------
+   Annualized.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 1.01% for the six months ended June 30, 1997.
~ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                           Percent of
                                           Net Assets         Shares       Value
--------------------------------------------------------------------------------
                                                                    In thousands

T. Rowe Price Growth Stock Fund .............    23.3%    18,820,156    $565,734
T. Rowe Price International Stock Fund ......    19.9     31,363,689     484,255
T. Rowe Price New Horizons Fund .............    16.1     17,786,377     391,656
T. Rowe Price Growth & Income Fund ..........    14.4     13,875,129     350,486
T. Rowe Price Equity Income Fund ............    14.3     13,879,694     348,519
T. Rowe Price New Era Fund ..................    11.8     10,049,363     288,115
T. Rowe Price Prime Reserve Fund ............     0.2      5,002,908       5,003

Total Investments
100.0% of Net Assets (Cost $1,817,557) ......                      $   2,433,768

Other Assets Less Liabilities ...............                            (1,087)

NET ASSETS ..................................                      $   2,432,681

Net Assets Consist of:

Accumulated net investment income -
net of distributions ........................                          $   7,716

Accumulated net realized gain/loss -
net of distributions ........................                              6,384

Net unrealized gain (loss) ..................                            616,211

Paid-in-capital applicable to 144,708,860
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized ......................                          1,802,370

NET ASSETS  $   2,432,681

NET ASSET VALUE PER SHARE   $   16.81
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                           Percent of
                                           Net Assets         Shares       Value
--------------------------------------------------------------------------------
                                                                    In thousands

T. Rowe Price New Income Fund ...............    29.8%    54,454,669    $480,835
T. Rowe Price High Yield Fund ...............    20.0     37,956,515     323,010
T. Rowe Price GNMA Fund .....................    19.8     34,217,505     320,618
T. Rowe Price Equity Income Fund ............    15.3      9,800,862     246,100
T. Rowe Price International Bond Fund .......     7.9     12,913,779     127,975
T. Rowe Price Prime Reserve Fund ............     5.3     86,125,619      86,126
T. Rowe Price Short-Term Bond Fund ..........     2.0      6,976,382      32,510

Total Investments
100.1% of Net Assets (Cost $1,546,976) ......                      $   1,617,174

Other Assets Less Liabilities ...............                            (1,297)

NET ASSETS ..................................                      $   1,615,877

Net Assets Consist of:

Accumulated net investment income -
net of distributions ........................                          $   (266)

Accumulated net realized gain/loss -
net of distributions ........................                              3,847

Net unrealized gain (loss) ..................                             70,198

Paid-in-capital applicable to 141,742,691
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized  .....................                          1,542,098

NET ASSETS ..................................                      $   1,615,877

NET ASSET VALUE PER SHARE ...................                          $   11.40
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
    Percent of
    Net Assets  Shares  Value
--------------------------------------------------------------------------------
                                                                    In thousands

T. Rowe Price International Stock Fund ........    50.4%    1,605,357    $24,787
T. Rowe Price European Stock Fund .............    19.9       500,301      9,796
T. Rowe Price Japan Fund ......................     8.5       425,394      4,169
T. Rowe Price New Asia Fund ...................     5.5       292,419      2,702
T. Rowe Price Emerging Markets Bond Fund ......     4.9       169,783      2,413
T. Rowe Price International Bond Fund .........     4.7       231,889      2,298
T. Rowe Price Latin America Fund ..............     3.3       137,431      1,597
T. Rowe Price Emerging Markets Stock Fund .....     2.9       104,942      1,433

Total Investments
100.1% of Net Assets (Cost $45,167) ...........                       $   49,195

Other Assets Less Liabilities .................                             (40)

NET ASSETS ....................................                       $   49,155

Net Assets Consist of:

Accumulated net investment income -
net of distributions ..........................                           $   82

Accumulated net realized gain/loss -
net of distributions ..........................                                1

Net unrealized gain (loss) ....................                            4,028

Paid-in-capital applicable to 4,419,630
shares of $0.01 par value capital stock
outstanding;1,000,000,000 shares of the
corporation authorized ........................                           45,044

NET ASSETS ....................................                       $   49,155

NET ASSET VALUE PER SHARE .....................                        $   11.12
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Funds
================================================================================
Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands                                                              Inter-
                                                     Growth     Income  national
                                                       Fund       Fund      Fund
--------------------------------------------------------------------------------
                                                   6 Months   6 Months  12/31/96
                                                      Ended      Ended   Through
                                                    6/30/97    6/30/97   6/30/97
Investment Income
Income distributions from underlying funds ....    $  7,716    $46,346    $   82
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Sale of underlying funds ..................         960        158         1
    Capital gain distributions
    from underlying funds .....................       5,424      3,689        --
    Net realized gain (loss) ..................       6,384      3,847         1
Change in net unrealized gain or loss .........     226,774     23,720     4,028
Net realized and unrealized gain (loss) .......     233,158     27,567     4,029
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................    $240,874    $73,913    $4,111
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/97       12/31/96
Increase (Decrease) in Net Assets
Operations
    Investment income ............................   $     7,716    $    25,566
    Net realized gain (loss) .....................         6,384        117,652
    Change in net unrealized
    gain or loss .................................       226,774        185,985
    Increase (decrease) in net
    assets from operations .......................       240,874        329,203
Distributions to shareholders
    Investment income ............................          --          (25,866)
    Net realized gain ............................          --         (120,141)
    Decrease in net assets from
    distributions ................................          --         (146,007)
Capital share transactions *
    Shares sold ..................................       330,586        698,161
    Distributions reinvested .....................          --          144,024
    Shares redeemed ..............................      (242,873)      (279,631)
    Increase (decrease) in net
    assets from capital
    share transactions ...........................        87,713        562,554
Net Assets
Increase (decrease) during period ................       328,587        745,750
Beginning of period ..............................     2,104,094      1,358,344
End of period ....................................   $ 2,432,681    $ 2,104,094
*Share information
    Shares sold ..................................        21,443         47,726
    Distributions reinvested .....................          --            9,513
    Shares redeemed ..............................       (15,761)       (18,899)
    Increase (decrease) in shares outstanding ....         5,682         38,340
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/97       12/31/96
Increase (Decrease) in Net Assets
Operations
    Investment income ............................   $    46,346    $    78,017
    Net realized gain (loss) .....................         3,847         16,311
    Change in net unrealized
    gain or loss .................................        23,720         (1,749)
    Increase (decrease) in net
    assets from operations .......................        73,913         92,579
Distributions to shareholders
    Investment income ............................       (46,346)       (78,017)
    Net realized gain ............................          --          (17,756)
    Decrease in net assets from
    distributions ................................       (46,346)       (95,773)
Capital share transactions *
    Shares sold ..................................       379,228        651,254
    Distributions reinvested .....................        42,388         88,084
    Shares redeemed ..............................      (189,276)      (366,875)
    Increase (decrease) in net
    assets from capital
    share transactions ...........................       232,340        372,463
Net Assets
Increase (decrease) during period ................       259,907        369,269
Beginning of period ..............................     1,355,970        986,701
End of period ....................................   $ 1,615,877    $ 1,355,970
*Share information
    Shares sold ..................................        33,820         58,403
    Distributions reinvested .....................         3,780          7,910
    Shares redeemed ..............................       (16,904)       (33,027)
    Increase (decrease) in shares outstanding ....        20,696         33,286
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                       12/31/96
                                                                        Through
                                                                        6/30/97
Increase (Decrease) in Net Assets
Operations
    Investment income .........................................        $     82
    Net realized gain (loss) ..................................               1
    Change in net unrealized gain or loss .....................           4,028
    Increase (decrease) in net
    assets from operations ....................................           4,111
Capital share transactions *
    Shares sold ...............................................          48,859
    Shares redeemed ...........................................          (3,815)
    Increase (decrease) in net
    assets from capital
    share transactions ........................................          45,044
Net Assets
Increase (decrease) during period .............................          49,155
Beginning of period ...........................................            --
End of period .................................................        $ 49,155
*Share information
    Shares sold ...............................................           4,792
    Shares redeemed ...........................................            (372)
    Increase (decrease) in shares outstanding .................           4,420
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Funds
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are the three portfolios established by the corporation. Operations commenced on June 29, 1990 for Spectrum Growth and Spectrum Income Funds, and on December 31, 1996 for Spectrum International Fund.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund principally seeks long-term capital appreciation and growth of income by allocating its assets to underlying funds that invest primarily in stocks. Spectrum Income Fund strives to provide a high level of current income with moderate share price fluctuation, by investing in underlying funds that invest primarily in fixed income securities. The objective of Spectrum International Fund is to provide long-term capital appreciation through allocations to underlying funds that invest primarily in international stocks and, to a lesser degree, international bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     BASIS OF PREPARATION The financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry, which may require the use of estimates by fund management.

     VALUATION Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     DISTRIBUTIONS Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     OTHER Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS
================================================================================

     Purchases and sales of the underlying funds for the six months ended June 30, 1997, were as follows:

================================================================================
                                  Growth               Income      International
                                    Fund                 Fund               Fund
--------------------------------------------------------------------------------
Purchases                   $129,902,000         $279,554,000        $45,235,000
Sales                         31,311,000           44,341,000            169,000
================================================================================

     At June 30, 1997, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes was as follows:

================================================================================
                                    Growth             Income      International
                                      Fund               Fund               Fund
--------------------------------------------------------------------------------
Appreciated investments       $616,211,000        $78,008,000        $4,031,000
Depreciated investments                  -         (7,810,000)          (3,000)
Net unrealized gain (loss)    $616,211,000        $70,198,000        $4,028,000
================================================================================

NOTE 3 - RELATED PARTIES
================================================================================

     T. Rowe Price Associates, Inc. (T. Rowe Price) is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. Rowe Price-Fleming International, Inc. (Price-Fleming) is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. T. Rowe Price and its wholly-owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of T. Rowe Price, Price-Fleming, and the underlying funds.

     The Spectrum Funds pay no management fees; however, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, T. Rowe Price, and, in the case of Spectrum International, Rowe-Price Fleming. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect management fees and other expenses incurred by the underlying funds.

     The Spectrum Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At June 30, 1997, Spectrum Growth and Spectrum International Funds each held less than 25% of the outstanding shares of any underlying fund and Spectrum Income Fund held approximately 33% of the outstanding shares of the T. Rowe Price GNMA Fund and 28% of the T. Rowe Price New Income Fund.

T.Rowe Price Shareholder Services
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     COMBINED  STATEMENT  Overview of your T. Rowe Price  accounts.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  EDUCATIONAL  reports  on  investment   strategies  and  financial
markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap  Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Income
Personal   Strategy   Balanced
Personal   Strategy  Growth
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Spectrum Funds
================================================================================
Special Meeting Results
--------------------------------------------------------------------------------

     The Spectrum Funds held a special meeting on April 16, 1997, to vote on changes to the corporation's fundamental policies.

     The  results of the  voting  were as follows  (by number of  shares):

* To change each fund's policy on the selection of underlying Price funds in which the fund can invest from "fundamental" to "operating."

Spectrum Income
In favor: 68,430,211.338
Withheld: 2,619,296.628
Opposed: 9,735,242.200

Spectrum Growth
In Favor: 78,724,962.406
Withheld: 2,780,119.003
Opposed: 3,639,052.951

* To change each fund's policy on the minimum and maximum percentages of assets that can be invested in each underlying fund from "fundamental" to "operating."

Spectrum Income
In favor: 68,242,088.820
Withheld: 2,728,566.613
Opposed: 9,814,094.733

Spectrum Growth
In Favor: 78,563,215.562
Withheld: 2,811,936.789
Opposed: 3,768,982.009
================================================================================

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                         T. Rowe Price Spectrum Funds.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          C08-051  6/30/97